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                                  FIRST FUNDS


                           GROWTH & INCOME PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                                 BOND PORTFOLIO
                          INTERMEDIATE BOND PORTFOLIO
                          TENNESSEE TAX-FREE PORTFOLIO

                       Supplement Dated October 28, 1998

     The following information supplements and should be read in conjunction with the information provided in each Portfolio's Prospectus dated October 26, 1998.

     The following information shall be inserted in lieu of the second paragraph under the section "HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE? Class III":

     DEFERRED SALES CHARGES. A contingent deferred sales charge (CDSC) of 1.00% is imposed on redemptions of Class III shares within the first year after purchase, based on the lower of the shares' cost and the current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In addition, any shares purchased in accounts established prior to November 2, 1998 are not subject to the CDSC.